SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  April 20, 2000

                        Commission File Number:  0-29735


                               PNG Ventures, Inc.

                (formerly TELECOMMUNICATIONS TECHNOLOGIES, LTD.)

Nevada                                                                88-0350286
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado,  Suite  318,  Dana  Point,  California                  92629
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (949)  248-1765

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the Act:     8,631,251

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                     ITEM 1. CHANGE OF CONTROL OF REGISTRANT

     On April 20, 2000, our shareholders approved the acquisition of Paper Computer Corporation, as a wholly-owned subsidiary, for 9,228,686 new investment shares of our common stock, and by which we would change our corporate name to Paper Computer.com, Inc. This acquisition resulted in a change of control of our corporation, as more fully disclosed in this Report.

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 20, 2000, our shareholders approved the acquisition of Paper Computer Corporation ( PpC ). A description of the business has been provided by Paper Computer Corporation:

     A paper computer is typically known as an Internet appliance , that is, a device that is connected to the web, that performs a limited and usually specific function. Examples are such devices as web-phones which can be used to send and receive e-mail, home banking terminals, and web-radios, a relatively new Internet appliance with which to listen to Internet music programs. These appliances operate by plugging into a standard telephone plug and connecting with an Internet server. A paper computer is similar to those devices, except that a paper computer has been designed to be ultra-inexpensive. Some paper computer designs may well range as low as $2.00 when full-scale production quantities are reached. Generally, we consider $5.00 a good average target price. Current appliance costs begin around $75.00. PpC realized that electronic devices don't generally last very long. We also realized that custom application specific integrated circuits ( ASIC's ) can be built in very large quantities for very low prices. A typical familiar ASIC application is a calculator. We also realized that certain types of data collection activities conducted by businesses can easily cost more than the price of an integrated circuit designed to perform the same function.

     Considering these facts, PpC began designing products for a relatively short service life. The service life ranges from a one-time use to products that might be used for 2 or more years. The service life decision is based solely on the application that the device is intended to perform. A catalog appliance might only be designed for a 6 month life span, while a frequent flyer loyalty product might have a 2 year service life. The short service life allows us to design products encased in paper, rather than plastic. It allows us to print our circuits on paper, rather than fiberglass circuit board material. It allows us to make our products ultra-light weight so that dropping a paper computer doesn't cause the internal impact of a typical plastic device. Since the keyboard won't be used for thousands of keystrokes, a simple membrane switch design is all that is required.

     PpC's product line will first consist of products sold to businesses and used by their customers. Our second set of products will compliment the first, by allowing consumers to purchase their own multi-function appliances. Co-branding these products will provide us additional revenues. In the planning stages now are fully functional cell wireless paper computers.

                    ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS

     On April 20, 2000, our shareholders approved the acquisition of Paper Computer Corporation, as a wholly-owned subsidiary, for 9,228,686 new investment shares of our common stock, and by which we would change our corporate name to Paper Computer.com, Inc. This acquisition resulted in a change of control of our corporation. Three new Directors were elected to constitute our Board of Directors, to serve until the next meeting of shareholders.

Jim P. Willard (47) is President, CEO, and Founder of Paper Computer Corporation
(PpC). Mr. Willard has been conducting the research that lead to the intellectual property base of Paper Computer Corporation since 1995. He is the patent holder for the Paper Computer and its related products and services. Prior to his involvement in Paper Computer research and development, he was the President and CEO of Engineering Sciences Corporation (ESC), a systems and software development company that he founded and operated for over 10 years until he sold the Company in 1995. Before ESC, Mr. Willard held senior management and engineering positions with Computer Sciences Corporation, Raytheon Company, Intercon Systems Corporation and other technology development companies.

Miles E. Allen (56) serves Paper Computer Corporation as Vice President for Communications. Mr. Allen began working for Paper Computer in 1999 and is responsible for the Company's early marketing and public relations. Mr. Allen holds a bachelor s degree in Journalism/Public Relations from the University of Maryland. He spent 20 years with the U.S. Environmental Protection Agency, most recently as Director of the Publications Division. He has also worked in public relations for the National Institute of Standards and Technology (NIST) and other government agencies.

Peter Dunfield (37) has served as Chief Financial Officer of Whytecliff Capital Corp, a merchant banking company, since July, 1999. Prior to that, he was the Chief Financial Officer of both CVL Resources Ltd. and Essex Resource Corporation for four years. Previously, he was a self-employed accountant and partner of Sterling Pacific Capital. Mr. Dunfield is a director and/or officer of several public companies on both the Toronto Stock Exchange and the Canadian Venture Exchange.

                     UN-NUMBERED ITEM: FINANCIAL INFORMATION

     Provided herewith, as Attachment hereto, are unaudited financial statements for March 31, 2000 of Paper Computer Corporation as acquired.


                                   SIGNATURES
7
     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

April  20,  2000

                               PNG VENTURES, INC.

                                       by


                                       /s/
                                 William Stocker
                           special securities counsel

--------------------------------------------------------------------------------
                         UNAUDITED FINANCIAL INFORMATION
                      FOR THE PERIOD ENDING MARCH 31, 2000
--------------------------------------------------------------------------------

                           PAPER COMPUTER CORPORATION

                          INDEX TO FINANCIAL STATEMENTS

Balance  Sheet  for  the  period  ended  March  31,  2000  (unaudited)         6

Statements  of  Operations  for  the  period  ended March 31, 2000 (unaudited) 7
Statements  of  Stockholders'  Equity  (Deficit)  for  the  period  from       8
Inception  (February  2,  2000)  through  March  31,  2000  (unaudited)

Statements  of  Cash  Flows  for  the  period ended March 31, 2000 (unaudited) 9

Notes  to  Financial  Statement                                               10

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                           PAPER COMPUTER CORPORATION
                            BALANCE SHEET (UNAUDITED)

                                                                                   March 31,
                                                                                         2000
                                                                                   ----------

                                                      ASSETS
CURRENT ASSETS
Cash                                                                               $    9,229
TOTAL CURRENT ASSETS                                                                    9,229
                                                                                   ----------
OTHER ASSETS
Paper Computer designs                                                                100,000
TOTAL OTHER ASSETS                                                                    100,000
                                                                                   ----------
TOTAL ASSETS                                                                       $  109,229
                                                                                   ==========

LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES
Note Payable                                                                       $  100,000
TOTAL LIABILITIES                                                                     100,000
                                                                                   ----------
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 10,000,000
   shares; issued and outstanding, 9,228,686 shares                                     9,229
Total Stockholders' Equity                                                              9,229
                                                                                   ----------
TOTAL STOCKHOLDERS' EQUITY                                                         $  109,229
                                                                                   ==========

   The accompanying notes are an integral part of these financial statements.

                           PAPER COMPUTER CORPORATION
                      STATEMENTS OF OPERATIONS (UNAUDITED)
                                 MARCH 31, 2000


                           March 31,
                                 2000
                           -----------
Revenues                   $        0
                           -----------
Operating Expenses                  0
                           -----------
Net Loss from Operations            0
Net Income (Loss)          $        0
                           ===========
Loss per Share             $ (0.00000)
                           ===========
Weighted Average
    Shares Outstanding      9,228,686
                           ===========


   The accompanying notes are an integral part of these financial statements.

                           PAPER COMPUTER CORPORATION
             STATEMENTS FO STOCKHOLDERS' EQUITY (DEFICIT)(UNAUDITED) For the period from inception of the Development Stage
                   On February 2, 2000, through March 31, 2000

                                                 Additional   Accumulated     Total Stock-
                              Common     Par     Paid-In        Equity       holders' Equity
                              Stock      Value   Capital       (Deficit)        (Deficit)
                              ---------  ------  -----------  ----------   -----------------
Common Stock issued for cash
    at inception              9,228,686  $9,229  $         0  $        0  $           9,229
Balance at March 31, 2000     9,228,686  $9,229  $         0  $        0  $           9,229

   The accompanying notes are an integral part of these financial statements.

                           PAPER COMPUTER CORPORATION
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                                 MARCH 31, 2000

                                        March 31,
                                              2000
                                        -----------
Operating Activities
Net Income (Loss)                       $        0
                                        -----------
Expenditures:
purchase of computer technology            100,000
                                        -----------
Net cash (used)                           (100,000)
Add income from financing activities:
issuance of common stock                     9,229
increase (decrease) in Notes Payable       100,000
                                        -----------
Net Cash from Operations                     9,229
Cash Increase (Decrease)                     9,229
Beginning Cash                                 -0-
Cash as of Statement Date               $    9,229
                                        ===========

   The accompanying notes are an integral part of these financial statements.

                           PAPER COMPUTER CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000


1-FORMATION  AND  OPERATIONS  OF  THE  COMPANY

     Paper Computer Corporation (the Company) was incorporated in the state of Delaware on February 2, 2000. The Company has acquired the technology for the production of a paper computer in exchange for the issuance of a note payable in the amount of $100,000. A paper computer is typically known as an Internet appliance, a devise that is connected to the web that performs a limited, and usually specific, function. Examples of such devices are "web-phones" which can be used to send and receive e-mail, home banking terminals, and "web-radios, a relatively new Internet appliance that can only be used to listen to Internet music programs. These appliances operate by plugging into a standard telephone plug and connecting via the phone line with an Internet server. It intends to market the paper computer through the production and televising of infomercials. The Company is authorized to issue 10,000,000 Common Shares each with a par value of $0.001. The Company has issued 9,228,686 shares of its Common Shares in exchange for cash in the amount of $9,229. As of the date of these financial statements the company has had no operations and is considered to be in the development stage.

2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(a)     BASIS  OF  ACCOUNTING

     Accounting records of the Company and financial statements are maintained and prepared on an accrual basis.

(b)     FISCAL  YEAR

     The Company's proposed fiscal year for accounting and tax purposes is December 31.

(c)     CASH  EQUIVALENTS

     For Financial Accounting Standards purposes, the Statement of Cash Flows, Cash Equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less. Whenever cash amounts are to be included on the Company's Statements of Cash Flow, however, they will be comprised exclusively of cash.

3-PROPERTY  AND  EXECUTIVE  COMPENSATION

(a)     OFFICE  AND  RECORDS:

     The Company's offices and all of its records are located at 1055 West Hastings Street, Suite 1900, Vancouver, BC, Canada V6E 2E9 where it has the non-exclusive use of desk and storage space at no cost to the Company. The Company has no tangible property as of the date of this report.

                             Paper  Computer  Corporation
                           Notes  to  Financial  Statements
                                   March  31,  2000
                                      continued

 (b)     EXECUTIVE  COMPENSATION:

     Since inception, the Company has paid no cash compensation to its officers or directors. Officers of the Company will be reimbursed for out-of-pocket expenses and may be compensated for the time they devote to the Company. In addition, Officers may receive compensation for services performed on behalf of the Company. The terms of any such compensation will be determined on the basis of the nature and extent of the services which may be required and will be no less favorable to the Company than the charges for similar services made by independent third parties who are similarly qualified. No officer or director is required to make any specific amount or percentage of his business time available to the Company

4-STOCKHOLDERS'  EQUITY.

The Company is authorized to issue 10,000,000 shares of common stock having a par value of $0.001. In March 2000, the Company issued 9,228,686 shares of Common Stock, in exchange for $9,229 in cash.

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